As filed with the Securities and Exchange Commission on November 26, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22552

City National Rochdale International Trade Fixed Income Fund
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
 (Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, September 30, 2014 (Unaudited)

Principal		Percentage of	Coupon		Maturity
Amount		Net Assets	Rate (a)		Date	Fair Value
	Long-Term Investments:

	Asset Backed Securities:

	Hong Kong
$1,000,000	Sea Lane Series 2011-1A - Class A (Acquired 11/02/2012, Aggregate Cost $1,044,550) (b) (c)	3.5%	14.24%		02/12/2016	$1,006,860

	Ireland
1,000,000	Trade Maps 1 Limited, Series 2013-1 Class C	3.5	2.40		12/10/2016	1,009,380

	Turkey
52,941	Yapi DPR Finance Co. Series 2010-1 - Class A	0.2	0.86		11/21/2014	52,768

	Total Asset Backed Securities (Cost $2,076,853):	7.2				2,069,008

	Corporate Bank Loans:

	Angola
673,469	Sonangol Finance Ltd.	2.3	3.65		06/30/2017	670,102

	Azerbaijan
1,250,000	Inrernational Bank of Azerbaijan	4.3	3.07		04/15/2015	1,241,875

	Bangladesh
1,125,000	Bangladesh Biman Airlines	3.9	5.74		02/05/2019	1,124,916

	Brazil
933,333	Bahia Speciality Cellulose S.A.	3.3	4.11		02/02/2018	933,333

	Ecuador
1,000,000	Pardaliservices SA	3.4	4.83		01/29/2018	999,500

	France
586,512	Maurel & Prom Drilling Services BV	1.8	2.23		09/15/2015	535,778

	Indonesia
1,205,135	PT Maxpower	4.1	5.73		11/27/2018	1,197,301

	Jamaica
285,750	Digicel International Finance Limited	1.0	3.75		03/31/2015	285,750

	Kazakhstan
750,000	BTA Bank RCTFF	2.4	0.00	(d)	12/31/2015	712,500
800,000	Kazmunaigaz Finance Sub BV	2.7	2.33		07/15/2016	799,600
		5.1				1,512,100

	Macedonia
580,952	Solway Investment Group United and Solway Industries Ltd. (Solway)	2.0	6.16		05/09/2016	580,662

	Mongolia
885,513	Just Group LLC (e)	1.5	0.00	(d)	10/10/2014	442,756
248,980	MSC Holding LLC (Tranche A)	0.8	6.23		11/23/2015	247,112
511,791	MSC Holding LLC (Tranche B)	1.7	7.73		11/23/2017	506,418
		4.0				1,196,286

	Nigeria
808,965	PFX Funding Limited	2.7	3.98		06/15/2019	797,640

	Panama
655,822	Banana International Corporation (e)	2.1	0.00	(d)	06/15/2015	614,833

	Russia
$500,000	Mechel (Tranche A) (e)	1.0%	0.00	%(d)	08/10/2015	$300,000
500,000	Mechel (Tranche B) (e)	1.0	0.00	(d)	11/08/2016	300,000
		2.0				600,000

	Sierra Leone
554,029	African Minerals	2.0	5.82		03/30/2017	552,366

	Ukraine
333,333	Metinvest BV	0.8	4.90		05/31/2015	233,333

	United Arab Emirates
571,429	Ammalay Commodities Dubai, REI-AGRO INDIA (e)	1.3	0.00	(d)	04/29/2016	371,429

	Total Corporate Bank Loans (Cost $14,565,872):	46.1				13,447,204

	Corporate Bonds:

	Brazil
300,000	Latam Airlines (f)	1.1	6.00		12/15/2020	319,056

	Total Corporate Bonds (Cost $300,000):	1.1				319,056

	Government Issued Term Loans:

	Angola
700,000	Ministry of Finance of the Republic of Angola	2.4	5.83		02/24/2018	696,150

	Tanzania
1,250,000	Tanzania, Ministry of Finance	4.3	6.13		03/03/2021	1,248,750

	Total Government Issued Term Loans (Cost $1,939,886)	6.7				1,944,900

	Total Long-Term Investments	61.1				17,780,167

	Short-Term Investment:

	Money Market Fund
	United States
	First American Government Obligations Fund, 0.01% (g)	30.5				8,888,197

	Total Investments (Cost $27,770,808)	91.6%				$26,668,365

(a)	Variable rate.
(b)	144a restricted security.
(c)	Private placement.
(d)	Zero rate coupon.
(e)	Illiquid security.
(f)	Fixed Rate.
(g)	7-day yield.

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent annual financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, September 30, 2014 (Unaudited), Continued

Summary of Fair Value Exposure

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3 – Investments).

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally relies on a third-party pricing system, agent, or dealer selected by the Sub-Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  When appropriate the Manager may determine a security’s fair value based on an assessment of multiple factors, including the value provided by an independent third party, but which may not agree with the specific price from such third party providing such service.  The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost (or, if purchased at a discount, then at its accredited cost), so long as such valuations are determined by the Board in good faith to represent fair value.

With respect to other securities and investments, securities for which market quotations are available, but which are restricted as to salability or transferability, are valued as provided above, based on the nature and term of the restrictions.  Investments valued under this methodology are considered Level 2 assets.

The Sub-Adviser generally selects trade finance-related securities for investment by the Fund to be held to maturity, and the Manager’s Fair Value Committee will base its estimation of fair value on this presumption.  Where the Sub-Adviser decides that the Fund will not hold the security to maturity, the basis of its fair value estimates will differ.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  When making a determination of the fair value of a trade finance-related security, the Sub-Adviser may furnish the Fair Value Committee with a variety of factors that will include but not be limited to: (1) the cost and/or repayment performance of the underlying trade finance-related security, (2) the last reported price at which the investment was traded, (3) information regarding the investment, the issuer and its sector, country or region, (4) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (5) any publicly announced transaction involving the issuer, (6) comparisons to other investments or to financial indices that are correlated to the investment, (7) with respect to fixed income investment, changes in market yields and spreads, and/or (8) other factors that might affect the investment’s value.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Fair Value Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology for determining the valuation.  Where investments are valued using this methodology and are valued by the Fair Value Committee, they will be considered Level 3 assets.  Where investments are valued independently by a third party, such as Debt Domain, using such a methodology they will be considered Level 2 assets.

The following are the classes of investments at September 30, 2014 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)
Long-Term Investments
Asset Backed Securities	$-	$2,069,008	$-	$2,069,008
Corporate Bank Loans	-	12,389,615	1,057,589	13,447,204
Corporate Bonds	-	319,056	-	319,056
Government Issued Term Loans	-	1,944,900	-	1,944,900

Total Long-Term Investments	-	16,722,579	1,057,589	17,780,168

Short-Term Investment
Money Market Fund	8,888,197	-	-	8,888,197

Total Investments	$8,888,197	$16,722,579	$1,057,589	$26,668,365

Level 3 Reconciliation Disclosure

Investment in Securities
Balance, June 30, 2014	$-
Realized gain/(loss)	-
Change in unrealized fair value	-
Purchases	-
Transfers*	1,057,589
Balance, September 30, 2014	$1,057,589

*During the period ended September 30, 2014 the City National Rochdale International Trade Fixed Income Fund had transfers out of Level 2 into Level 3. These relate to fair valuation of distressed loan securities by the Adviser’s Fair Value Committee.

Quantitative Information about Level 3 Fair Market Measurements held in the Fund:

Security	Security Description	Fair Value at September 30, 2014	Valuation Technique	Unobservable Input	Value
Banana International Corporation	Corporate Bank Loan	$614,833	Discounted Cash Flow	Discount Rate	15%
Just Group LLC	Corporate Bank Loan	$442,756	Uncertainty of Arbitration Outcome	Discount	50%

An increase in the discount rate used or a decrease in the expected future cash flows would result in a lower fair value measurement.

The cost basis of investments for federal income tax purposes at September 30, 2014 was as follows*:

Cost of investments	$27,770,808

Gross unrealized appreciation	80,342
Gross unrealized depreciation	(1,182,784)
Net unrealized depreciation	$(1,102,442)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale International Trade Fixed Income Fund

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date           November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Garrett R. D’Alessandro
                                                    Garrett R. D’Alessandro, President

Date           November 19, 2014

By (Signature and Title)*  /s/ William O’Donnell
                                                 William O’Donnell, Treasurer

Date           November 18, 2014

* Print the name and title of each signing officer under his or her signature.